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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 22, 2003

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                      000-32717                13-4134098
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(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)

   3 Times Square, New York, New York                              10036
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

           Number       Description

            99.1 Press Release of Instinet Group Incorporated issued April 22, 2003: Instinet Announces First Quarter Results


ITEM 9. REGULATION FD DISCLOSURE AND DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION (ITEM 12).

The following information is being furnished pursuant to Item 12 of Form 8-K: On April 22, 2003, Instinet Group Incorporated ("Instinet") issued a press release announcing the Company's First Quarter Results. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                          INSTINET GROUP INCORPORATED
                                                  Registrant

Date: April 22, 2003
                                                By:     /s/ John F. Fay
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                                                      John F. Fay
                                                      Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION
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99.1              Press Release of Instinet Group Incorporated issued April 22,
                  2003: Instinet Announces First Quarter Results


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